UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 11, 2009

PENN NATIONAL GAMING, INC.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	000-24206 (Commission File Number)	23-2234473 (IRS Employer Identification No.)

825 Berkshire Blvd., Suite 200, Wyomissing Professional Center, Wyomissing, Pennsylvania		19610
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (610) 373-2400

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 11, 2009, Penn National Gaming, Inc. issued a press release, attached hereto as Exhibit 99.1 and by this reference incorporated herein, announcing that it had priced a private offering of senior subordinated notes due 2019.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1     Press Release dated August 11, 2009 of Penn National Gaming, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Penn National Gaming, Inc.

	By:	/s/ Robert S. Ippolito
Robert S. Ippolito
Vice President, Secretary and Treasurer

Date: August 11, 2009

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release dated August 11, 2009 of Penn National Gaming, Inc.